1933 Act Registration No. 33-12
                                                1940 Act File No. 811-4401
                                                Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 31, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

CONSOLIDATION OF SUB-ADVISOR AND ADVISOR

     As disclosed in the Prospectus, the Wisconsin Tax-Exempt Portfolio presently is managed by B.C. Ziegler & Company ("B.C. Ziegler") as investment advisor. Day-to-day investment decisions and the management of the Portfolio's assets are performed by Ziegler Asset Management, Inc. ("ZAMI"), as sub-advisor, under the direction of B.C. Ziegler and the Board of Directors. The Ziegler Companies, Inc., the parent company of both B.C. Ziegler and ZAMI, is engaging in a corporate restructuring in order to gain some operational and managerial efficiencies that it believes will better serve its business plan. In connection with this restructuring, ZAMI will merge with and into B.C. Ziegler, effective January 1, 2001.

     As a result of this merger, the Sub-Advisory Agreement under which ZAMI serves as sub-advisor to the Portfolio will terminate, and B.C. Ziegler will assume direct responsibility for the day to day investment decisions and management of the assets of the Portfolio under its existing investment advisory agreement. Mr. Craig Vanucci, who presently serves as portfolio manager, and the investment personnel who assist him will continue to manage the assets of the Portfolio under the same investment objectives, policies and programs as presently are in effect. The existing Investment Advisory Agreement between the Portfolio and B.C. Ziegler will continue in full force and effect, meaning that the scope of investment advisory services that B.C. Ziegler provides to the Portfolio and the fees that the Portfolio pays for those services will remain the same. In short, this restructuring simply consolidates into a single corporate entity the services that B.C. Ziegler and ZAMI presently provide to the Portfolio through two separate corporate entities, and will have no substantive impact on the Portfolio.